REGISTRATION RIGHTS AGREEMENT

                  THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into May 13, 1997 among GST EQUIPMENT FUNDING, INC., a Delaware corporation ("GST Funding"), GST USA, INC., a Delaware corporation ("GST USA"), GST TELECOMMUNICATIONS, INC., a Canadian corporation ("GST"), and MORGAN STANLEY & CO. INCORPORATED, DILLON, READ & CO. INC. and TD SECURITIES (USA) INC. (collectively referred to as the "Placement Agents").

                  This Agreement is made pursuant to the Placement Agreement dated May 8, 1997 (the "Placement Agreement"), among GST Funding, GST USA, GST and the Placement Agents, which provides for the sale by GST Funding to the Placement Agents of $265,000,000 principal amount of GST Funding's 13 1/4% Senior Secured Notes Due 2007 (the "Notes") to be issued by GST Funding pursuant to the provisions of an Indenture dated as of May 13, 1997 (the "Indenture") among GST Funding, GST USA, GST and United States Trust Company of New York, as trustee (the "Trustee"). In order to induce the Placement Agents to enter into the Placement Agreement, GST Funding, GST USA and GST have agreed to provide to the Placement Agents and their direct and indirect transferees the registration rights with respect to the Notes set forth in this Agreement. The execution of this Agreement is a condition to the closing under the Placement Agreement.

                  In consideration of the foregoing, the parties hereto agree as follows:

                  1.       DEFINITIONS.

                  As used in this Agreement, the following capitalized defined terms shall have the following meanings:

                  "1933 ACT" shall mean the Securities Act of 1933, as amended.

                  "1934 ACT" shall mean the Securities Exchange Act of 1934, as amended.

                  "CLOSING DATE" shall mean the Closing Date as defined in the Placement Agreement.

                  "EXCHANGE DATE" shall have the meaning set forth in Section 2(a)(ii) hereof.

                  "EXCHANGE NOTES" shall mean securities issued under the Indenture by GST Funding or by GST USA, as the case may be, containing terms identical to the Notes (except that the Exchange Notes will not contain terms with respect to transfer restrictions) to be offered to Holders of Notes in exchange for Notes pursuant to the Exchange Offer.

                  "EXCHANGE OFFER" shall mean the exchange offer by GST Funding or GST USA, as the case may be, of Exchange Notes for Registrable Notes pursuant to Section 2(a) hereof.

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                  "EXCHANGE OFFER  REGISTRATION" shall mean a registration under the 1933 Act effected pursuant to Section 2(a) hereof.

                  "EXCHANGE OFFER REGISTRATION STATEMENT" shall mean an exchange offer registration statement on Form S-4 (or, if applicable, on another appropriate form) and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

                  "GST" shall have the meaning set forth in the preamble and shall also include GST's successors.

                  "GST FUNDING" shall have the meaning set forth in the preamble and shall also include GST Funding's successors.

                  "GST USA" shall have the meaning set forth in the preamble and shall also include GST USA's successors.

                  "HOLDER" shall mean the Placement Agents, for so long as they own any Registrable Notes, and each of their successors, assigns and direct and indirect transferees who become registered owners of Registrable Notes under the Indenture; PROVIDED that for purposes of Sections 4 and 5 hereof, the term "Holder" shall include Participating Broker-Dealers.

                  "INDENTURE" shall have the meaning set forth in the preamble.

                  "MAJORITY HOLDERS" shall mean the Holders of a majority of the aggregate principal amount of outstanding Registrable Notes; PROVIDED that whenever the consent or approval of Holders of a specified percentage of Registrable Notes is required hereunder, Registrable Notes held by GST Funding or any of its affiliates (as such term is defined in Rule 405 under the 1933 Act) (other than the Placement Agents or subsequent holders of Registrable Notes if such subsequent holders are deemed to be such affiliates solely by reason of their holding of such Registrable Notes) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage or amount.

                  "PARTICIPATING BROKER-DEALER" shall have the meaning set forth in Section 4(a) hereof.

                  "PERSON" shall mean an individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

                  "PLACEMENT AGENTS" shall have the meaning set forth in the preamble.

                  "PLACEMENT AGREEMENT" shall have the meaning set forth in the preamble.

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                  "PROSPECTUS"   shall  mean  the   prospectus   included  in  a
         Registration Statement,  including any preliminary prospectus,  and any
         such   prospectus  as  amended  or   supplemented   by  any  prospectus
         supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Notes covered by a
         Shelf  Registration   Statement,   and  by  all  other  amendments  and
         supplements to such prospectus, and in each case including all material incorporated by reference therein.

                  "REGISTRABLE NOTES" shall mean the Notes; PROVIDED, HOWEVER, that the Notes shall cease to be Registrable Notes (i) when a Registration Statement with respect to such Notes shall have been declared effective under the 1933 Act and such Notes shall have been disposed of or exchanged pursuant to such Registration Statement, (ii) when such Notes have been sold to the public pursuant to Rule 144(k) (or any similar provision then in force, but not Rule 144A) under the 1933 Act or (iii) when such Notes shall have ceased to be outstanding.

                  "REGISTRATION  EXPENSES"  shall  mean  any  and  all  expenses incident to performance of or compliance by GST Funding, GST USA and GST with this Agreement, including without limitation: (i) all SEC, stock exchange or National Association of Securities Dealers, Inc. registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws
         (including reasonable fees and disbursements of counsel for any Underwriters or Holders in connection with blue sky qualification of any of the Exchange Notes or Registrable Notes), (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements and other documents relating to the performance of and compliance with this Agreement, (iv) all rating agency fees, if any, (v) all fees and disbursements relating to the qualification of the Indenture under applicable securities laws, (vi) the fees and disbursements of the Trustee and its counsel, (vii) the fees and disbursements of counsel for GST Funding, GST USA and GST and, in the case of a Shelf Registration Statement, the fees and disbursements of one counsel for the Holders (which counsel shall be selected by the Majority Holders and which counsel may also be counsel for the Placement Agents) and (viii) the fees and disbursements of the independent public accountants of GST Funding, GST USA and GST, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, but excluding fees and expenses of counsel to the Underwriters (other than fees and expenses set forth in clause (ii) above) or the Holders and underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Notes by a Holder.

                  "REGISTRATION STATEMENT" shall mean any registration statement of GST Funding, GST USA or GST that covers any of the Exchange Notes or Registrable Notes pursuant to the provisions of this Agreement and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

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                  "SEC" shall mean the Securities and Exchange Commission.

                  "SHELF  REGISTRATION"  shall  mean  a  registration   effected
         pursuant to Section 2(b) hereof.

                  "SHELF REGISTRATION STATEMENT" shall mean a "shelf" registration statement of GST Funding, GST USA or GST pursuant to the provisions of Section 2(b) hereof which covers all of the Registrable Notes (but no other securities unless approved by the Holders whose Registrable Notes are covered by such Shelf Registration Statement) on an appropriate form under Rule 415 under the 1933 Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

                  "TIA" shall have the meaning set forth in Section 3(l) hereof.

                  "TRUSTEE" shall have the meaning set forth in the preamble and its successors under the Indenture.

                  "UNDERWRITTEN REGISTRATION" or "UNDERWRITTEN OFFERING" shall mean a registration in which Registrable Notes are sold to an Underwriter for reoffering to the public.

                  "UNDERWRITERS" shall have the meaning set forth in Section 3 hereof.

                  2.       REGISTRATION UNDER THE 1933 ACT.

                  (a) To the extent not prohibited by any applicable law or applicable interpretation of the Staff of the SEC, GST Funding, GST USA and GST shall cause to be filed an Exchange Offer Registration Statement covering the offer by GST Funding or GST USA, as the case may be, to the Holders to exchange all of the Registrable Notes for Exchange Notes, to have such Registration Statement remain effective until the closing of the Exchange Offer and to consummate the Exchange Offer on or prior to the date that is six months after the Closing Date. GST Funding or GST USA, as the case may be, shall commence the Exchange Offer promptly after the Exchange Offer Registration Statement has been declared effective by the SEC and use its best efforts to have the Exchange Offer consummated not later than 60 days after such effective date. GST Funding or GST USA, as the case may be, shall commence the Exchange Offer by mailing the related exchange offer Prospectus and accompanying documents to each Holder stating, in addition to such other disclosures as are required by applicable law:

                  (i) that the Exchange Offer is being made pursuant to this Agreement and that all Registrable Notes validly tendered will be accepted for exchange;

                  (ii) the dates of acceptance for exchange (which shall be a period of at least 20 business days from the date such notice is mailed) (each such date being an "Exchange Date");

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

                  (iii) that any Registrable Note not tendered will remain outstanding and continue to accrue interest, but will not retain any rights under this Agreement;

                  (iv) that Holders electing to have a Registrable Note exchanged pursuant to the Exchange Offer will be required to surrender such Registrable Note, together with the enclosed letters of transmittal, to the institution and at the address (located in the Borough of Manhattan, The City of New York) specified in the notice prior to the close of business on the last Exchange Date; and

                  (v) that Holders will be entitled to withdraw their election, not later than the close of business on the last Exchange Date, by sending to the institution and at the address (located in the Borough of Manhattan, The City of New York) specified in the notice a telegram, telex, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Registrable Notes delivered for exchange and a statement that such Holder is withdrawing his election to have such Notes exchanged.

                  As soon as practicable after the last Exchange Date, GST Funding or GST USA, as the case may be, shall:

                  (i) accept for exchange Registrable Notes or portions thereof tendered and not validly withdrawn pursuant to the Exchange Offer; and

                  (ii) deliver, or cause to be delivered, to the Trustee for cancellation all Registrable Notes or portions thereof so accepted for exchange by GST Funding or GST USA, as the case may be, and issue, and cause the Trustee to promptly authenticate and mail, to each Holder an Exchange Note of equal principal amount.

GST Funding, GST USA and GST shall use their best efforts to complete the Exchange Offer as provided above and shall comply with the applicable requirements of the 1933 Act, the 1934 Act and other applicable laws and regulations in connection with the Exchange Offer. The Exchange Offer shall not be subject to any conditions, other than that the Exchange Offer does not violate applicable law or any applicable interpretation of the Staff of the SEC. GST Funding or GST USA, as the case may be, shall inform the Placement Agents of the names and addresses of the Holders to whom the Exchange Offer is made, and the Placement Agents shall have the right, subject to applicable law, to contact such Holders and otherwise facilitate the tender of Registrable Notes in the Exchange Offer.

                  (b) In the event that (i) GST Funding, GST USA or GST determines that the Exchange Offer Registration provided for in Section 2(a) above is not available or may not be consummated as soon as practicable after the last Exchange Date because it would violate applicable law or the applicable interpretations of the Staff of the SEC, (ii) the Exchange Offer is not for any other reason consummated by November 13, 1997 or (iii) the Exchange Offer has been completed and in the opinion of counsel for the Placement Agents, a Registration Statement must be filed and a Prospectus must be delivered by the Placement Agents in connection with any offering or sale of Registrable Notes, GST Funding, GST USA and GST shall use their best

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

efforts to cause to be filed as soon as practicable after such determination, date or notice of such opinion of counsel is given to GST Funding, GST USA or GST, as the case may be, a Shelf Registration Statement providing for the sale by the Holders of all of the Registrable Notes and to have such Shelf Registration Statement declared effective by the SEC. In the event GST Funding, GST USA or GST, as the case may be, is required to file a Shelf Registration Statement solely as a result of the matters referred to in clause (iii) of the preceding sentence, GST Funding, GST USA or GST, as the case may be, shall file and have declared effective by the SEC both an Exchange Offer Registration Statement pursuant to Section 2(a) with respect to all Registrable Notes and a Shelf Registration Statement (which may be a combined Registration Statement with the Exchange Offer Registration Statement) with respect to offers and sales of Registrable Notes held by the Placement Agents after completion of the Exchange Offer. GST Funding, GST USA and GST agree to use their best efforts to keep the Shelf Registration Statement continuously effective until the expiration of the period referred to in Rule 144(k) for the Registrable Notes covered by such Shelf Registration Statement or such shorter period that will terminate when all of the Registrable Notes covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement. GST Funding, GST USA and GST further agree to supplement or amend the Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used by GST Funding or GST USA, as the case may be, for such Shelf Registration Statement or by the 1933 Act or by any other rules and regulations thereunder for shelf registration or if reasonably requested by a Holder with respect to information relating to such Holder, and to use their best efforts to cause any such amendment to become effective and such Shelf Registration Statement to become usable as soon as thereafter practicable. GST Funding, GST USA and GST agree to furnish to the Holders of Registrable Notes copies of any such supplement or amendment promptly after its being used or filed with the SEC.

                  (c) GST Funding, GST USA and GST shall pay all Registration Expenses in connection with the registration pursuant to Section 2(a) or Section 2(b) hereof. Each Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Notes pursuant to the Shelf Registration Statement.

                  (d) An  Exchange  Offer  Registration  Statement  pursuant  to
Section 2(a) hereof or a Shelf Registration Statement pursuant to Section 2(b) hereof will not be deemed to have become effective unless it has been declared effective by the SEC; PROVIDED, HOWEVER, that, if, after it has been declared effective, the offering of Registrable Notes pursuant to a Shelf Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Registration Statement will be deemed not to have become effective during the period of such interference until the offering of Registrable Notes pursuant to such Registration Statement may legally resume. As provided for in the Indenture, in the event the Exchange Offer is not consummated and the Shelf Registration Statement is not declared effective on or prior to November 13, 1997, interest (in addition to the interest otherwise due on the Notes) on the Notes will accrue, at an annual rate of 0.5%, from November 13, 1997.

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

                  (e) Without limiting the remedies available to the Placement Agents and the Holders, GST Funding, GST USA and GST acknowledge that any failure by GST Funding, GST USA and GST to comply with their obligations under
Section 2(a) and Section 2(b) hereof may result in material irreparable injury to the Placement Agents or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Placement Agents or any Holder may obtain such relief as may be required to specifically enforce GST Funding's, GST USA's and GST's obligations under Section 2(a) and Section 2(b) hereof.

                  (f) During any consecutive 365-day period, GST Funding, GST USA and GST may suspend availability of any Shelf Registration Statement for no more than two periods of up to 45 consecutive days (except for the consecutive 45-day period immediately prior to the maturity of the Notes) and for no more than an aggregate of 60 days during any 365-day period, if GST's Board of Directors determines in good faith that there is a valid purpose for such suspension.

                  3. REGISTRATION PROCEDURES.

                  In connection with the respective obligations of GST Funding, GST USA and GST with respect to the Registration Statements pursuant to Section 2(a) and Section 2(b) hereof, GST Funding, GST USA and GST shall, as expeditiously as possible:

                  (a) prepare and file with the SEC a Registration Statement on the appropriate form under the 1933 Act, which form shall (i) be selected by GST Funding or GST USA, (ii) in the case of a Shelf Registration, be available for the sale of the Registrable Notes by the selling Holders thereof and (iii) comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith, and use their best efforts to cause such Registration Statement to become effective and remain effective in accordance with Section 2 hereof;

                  (b) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period and cause each Prospectus to be supplemented by any required prospectus supplement and, as so supplemented, to be filed pursuant to Rule 424 under the 1933 Act; and keep each Prospectus current during the period described under Section 4(3) and Rule 174 under the 1933 Act that is applicable to transactions by brokers or dealers with respect to the Registrable Notes or Exchange Notes;

                  (c) in the case of a Shelf Registration, furnish to each Holder of Registrable Notes, to counsel for the Placement Agents, to counsel for the Holders and to each Underwriter of an Underwritten Offering of Registrable Notes, if any, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Holder or Underwriter may reasonably request, in order to facilitate the public sale or other

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         disposition of the Registrable Notes; and GST Funding,  GST USA and GST
         consent to the use of such Prospectus and any amendment or supplement thereto in accordance with applicable law by each of the selling Holders of Registrable Notes and any such Underwriters in connection with the offering and sale of the Registrable Notes covered by and in the manner described in such Prospectus or any amendment or supplement thereto in accordance with applicable law;

                  (d) use their best efforts (i) to register or qualify, by the time the applicable Registration Statement is declared effective by the SEC, the Registrable Notes under all applicable state securities laws or blue sky laws of such jurisdictions as any Holder of Registrable Notes covered by a Registration Statement shall reasonably request in writing and (ii) to cooperate with such Holder in connection with any filings required to be made with the National Association of Securities Dealers, Inc. and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Notes owned by such Holder; PROVIDED, HOWEVER, that none of GST Funding, GST USA or GST shall be required to (A) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (B) file any general consent to service of process or (C) subject itself to taxation in any such jurisdiction if it is not otherwise so subject;

                  (e) in the case of a Shelf Registration, notify each Holder of Registrable Notes, counsel for the Holders and counsel for the Placement Agents promptly and, if requested by any such Holder or counsel, confirm such advice in writing (i) when a Registration Statement has become effective and when any post-effective amendment thereto has been filed and becomes effective, (ii) of any request by the SEC or any state securities authority for amendments and supplements to a Registration Statement and Prospectus or for additional information after the Registration Statement has become effective, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) if, between the effective date of a Registration Statement and the closing of any sale of Registrable Notes covered thereby, the representations and warranties of GST Funding, GST USA or GST contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to the offering cease to be true and correct in all material respects or if GST Funding, GST USA or GST receives any notification with respect to the suspension of the qualification of the Registrable Notes for sale in any jurisdiction or the initiation of any proceeding for such purpose, (v) of the happening of any event during the period a Shelf Registration Statement is effective which makes any statement made in such Registration Statement or the related Prospectus untrue in any material respect or which requires the making of any changes in such Registration Statement or Prospectus in order to make the statements therein not misleading and
         (vi) of any determination by GST Funding, GST USA or GST that a post-effective amendment to a Registration Statement would be appropriate;

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

                  (f) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment and provide immediate notice to each Holder of the withdrawal of any such order;

                  (g) in the  case  of a  Shelf  Registration,  furnish  to each
         Holder of Registrable Notes, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

                  (h) in the case of a Shelf Registration, cooperate with the selling Holders of Registrable Notes to facilitate the timely preparation and delivery of certificates representing Registrable Notes to be sold and not bearing any restrictive legends and enable such Registrable Notes to be in such denominations (consistent with the provisions of the Indenture) and registered in such names as the selling Holders may reasonably request at least one business day prior to the closing of any sale of Registrable Notes;

                  (i) in the case of a Shelf Registration, upon the occurrence of any event contemplated by Section 3(e)(v) hereof, use their best efforts to prepare a supplement or post-effective amendment to a Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Notes, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. GST Funding, GST USA and GST agree to notify the Holders to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event, and the Holders hereby agree to suspend use of the Prospectus until GST Funding, GST USA or GST, as the case may be, has amended or supplemented the Prospectus to correct such misstatement or omission;

                  (j) within a reasonable time prior to the filing of any Registration Statement, any Prospectus, any amendment to a Registration Statement or amendment or supplement to a Prospectus or any document which is to be incorporated by reference into a Registration Statement or a Prospectus after initial filing of a Registration Statement, provide copies of such document to the Placement Agents and its counsel (and, in the case of a Shelf Registration Statement, the Holders and their counsel) and make such of the representatives of GST Funding, GST USA and GST as shall be reasonably requested by the Placement Agents or its counsel (and, in the case of a Shelf Registration Statement, the Holders or their counsel) available for discussion of such document, and shall not at any time file or make any amendment to the Registration Statement, any Prospectus or any amendment of or supplement to a Registration Statement or a Prospectus or any document which is to be incorporated by reference into a Registration Statement or a Prospectus, of which the Placement Agents and its counsel (and, in the case of a Shelf Registration Statement, the Holders and their counsel) shall not have previously been advised and furnished a copy or, other than with respect to documents filed pursuant to the 1934 Act, to which the Placement Agents or their counsel (and, in the  case of a Shelf  Registration  Statement,  the  Holders  or  their counsel) shall reasonably object, except for any amendment or supplement or document, a copy of which has been previously furnished to the Placement Agents and its counsel (and, in the case of a Shelf Registration Statement, the Holders and their counsel), which counsel for GST Funding, GST USA and GST shall advise GST Funding, GST USA and GST, in the form of a written legal opinion, is required in order to comply with applicable law;

                  (k)  obtain  a  CUSIP  number  for  all   Exchange   Notes  or
         Registrable Notes, as the case may be, not later than the effective date of a Registration Statement;

                  (l) cause the Indenture to be qualified under the Trust Indenture Act of 1939, as amended (the "TIA"), in connection with the registration of the Exchange Notes or Registrable Notes, as the case may be, cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the TIA and execute, and use their best efforts to cause the Trustee to execute all documents as may be required to effect such changes and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner;

                  (m) in the case of a Shelf Registration, make available for inspection by a representative of the Holders of the Registrable Notes, any Underwriter participating in any disposition pursuant to such Shelf Registration Statement, and attorneys and accountants designated by the Holders, at reasonable times and in a reasonable manner, all financial and other records, pertinent documents and properties of GST Funding, GST USA and GST, and cause the respective officers, directors and employees of GST Funding, GST USA and GST to supply all information reasonably requested by any such representative, Underwriter, attorney or accountant in connection with a Shelf Registration Statement;

                  (n) in the case of a Shelf Registration, use their best efforts to cause all Registrable Notes to be listed on any securities exchange or any automated quotation system on which similar securities issued by GST USA or GST are then listed if requested by the Majority Holders, to the extent such Registrable Notes satisfy applicable listing requirements;

                  (o) use their best efforts to cause the Exchange Notes or Registrable Notes, as the case may be, to be rated by two nationally recognized statistical rating organizations (as such term is defined in Rule 436(g)(2) under the 1933 Act);

                  (p) if reasonably requested by any Holder of Registrable Notes covered by a Registration Statement, (i) promptly incorporate in a Prospectus supplement or post-effective amendment such information with respect to such Holder as such Holder reasonably requests to be included therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as GST Funding, GST

         USA or GST has received notification of the matters to be incorporated in such filing; and

                  (q) in the  case  of a Shelf  Registration,  enter  into  such customary  agreements  and take all such other  actions  in  connection therewith (including those requested by the Holders of a majority of the Registrable Notes being sold) in order to expedite or facilitate the disposition of such Registrable Notes including, but not limited to, an Underwritten Offering and in such connection, (i) to the extent possible, make such representations and warranties to the Holders and any Underwriters of such Registrable Notes with respect to the business of GST Funding, GST USA and GST and their subsidiaries, the Registration Statement, Prospectus and documents incorporated by reference or deemed incorporated by reference, if any, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested, (ii) obtain opinions of counsel to GST Funding, GST USA and GST (which counsel and opinions, in form, scope and substance, shall be reasonably satisfactory to the Holders and such Underwriters and their respective counsel) addressed to each selling Holder and Underwriter of Registrable Notes, covering the matters customarily covered in opinions requested in underwritten offerings, (iii) obtain "cold comfort" letters from the independent certified public accountants of GST Funding, GST USA and GST (and, if necessary, any other certified public accountant of any subsidiary of GST Funding, GST USA and GST, or of any business acquired by GST Funding, GST USA or GST for which financial statements and financial data are or are required to be included in the Registration Statement) addressed to each selling Holder and Underwriter of Registrable Notes, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings, and (iv) deliver such documents and certificates as may be reasonably requested by the Holders of a majority in principal amount of the Registrable Notes being sold or the Underwriters, and which are customarily delivered in underwritten offerings, to evidence the continued validity of the representations and warranties of GST Funding, GST USA and GST made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in an underwriting agreement.

                  In the case of a Shelf Registration Statement, GST Funding, GST USA or GST may require each Holder of Registrable Notes to furnish to GST Funding, GST USA or GST such information regarding the Holder and the proposed distribution by such Holder of such Registrable Notes as GST Funding, GST USA or GST may from time to time reasonably request in writing.

                  In the case of a Shelf Registration Statement, each Holder agrees that, upon receipt of any notice from GST Funding, GST USA or GST of the happening of any event of the kind described in Section 3(e)(v) hereof, such Holder will forthwith discontinue disposition of Registrable Notes pursuant to a Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(i) hereof, and, if so directed by GST Funding, GST USA or GST, such Holder will deliver to GST Funding, GST

USA or GST (at its expense) all copies in its possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Notes current at the time of receipt of such notice. If GST Funding, GST USA or GST shall give any such notice to suspend the disposition of Registrable Notes pursuant to a Registration Statement, GST Funding, GST USA and GST shall extend the period during which the Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice to and including the date when the Holders shall have received copies of the supplemented or amended Prospectus necessary to resume such dispositions.

                  The Holders of Registrable Notes covered by a Shelf Registration Statement who desire to do so may sell such Registrable Notes in an Underwritten Offering. In any such Underwritten Offering, the investment banker or investment bankers and manager or managers (the "Underwriters") that will administer the offering will be selected by the Majority Holders of the Registrable Notes included in such offering.

                  4. PARTICIPATION OF BROKER-DEALERS IN EXCHANGE OFFER.

                  (a) GST Funding, GST USA and GST understand that the Staff of the SEC has taken the position that any broker-dealer that receives Exchange Notes for its own account in the Exchange Offer in exchange for Notes that were acquired by such broker-dealer as a result of market-making or other trading activities (a "Participating Broker-Dealer"), may be deemed to be an "underwriter" within the meaning of the 1933 Act and must deliver a prospectus meeting the requirements of the 1933 Act in connection with any resale of such Exchange Notes.

                  GST Funding, GST USA and GST understand that it is the Staff's position that if the Prospectus contained in the Exchange Offer Registration Statement includes a plan of distribution containing a statement to the above effect and the means by which Participating Broker-Dealers may resell the Exchange Notes, without naming the Participating Broker-Dealers or specifying the amount of Exchange Notes owned by them, such Prospectus may be delivered by Participating Broker-Dealers to satisfy their prospectus delivery obligation under the 1933 Act in connection with resales of Exchange Notes for their own accounts, so long as the Prospectus otherwise meets the requirements of the 1933 Act.

                  (b) In light of the above, notwithstanding the other provisions of this Agreement, GST Funding, GST USA and GST agree that the provisions of this Agreement as they relate to a Shelf Registration shall also apply to an Exchange Offer Registration to the extent, and with such reasonable modifications thereto as may be, reasonably requested by the Placement Agent or by one or more Participating Broker-Dealers, in each case as provided in clause
(ii) below, in order to expedite or facilitate the disposition of any Exchange Notes by Participating Broker-Dealers consistent with the positions of the Staff recited in Section 4(a) above; PROVIDED that:

                  (i) GST Funding, GST USA and GST shall not be required to amend or supplement the Prospectus contained in the Exchange Offer Registration Statement, as would otherwise be contemplated by Section 3(i) hereof, for a period exceeding 180 days after the last Exchange Date (as such period may be extended pursuant to the penultimate paragraph of Section 3 hereof) and Participating Broker-Dealers shall not be authorized by GST Funding, GST USA or GST to deliver and shall not deliver such Prospectus after such period in connection with the resales contemplated by this Section 4; and

                  (ii) the application of the Shelf Registration procedures set forth in Section 3 hereof to an Exchange Offer Registration, to the extent not required by the positions of the Staff of the SEC or the 1933 Act and the rules and regulations thereunder, will be in conformity with the reasonable request to GST Funding, GST USA and GST by the Placement Agents or with the reasonable request in writing to GST Funding, GST USA and GST by one or more broker-dealers who certify to the Placement Agents, GST Funding, GST USA and GST in writing that they anticipate that they will be Participating Broker-Dealers; and PROVIDED FURTHER that, in connection with such application of the Shelf Registration procedures set forth in Section 3 hereof to an Exchange Offer Registration, GST Funding, GST USA and GST shall be obligated (A) to deal only with one entity representing the Participating Broker-Dealers, which shall be Morgan Stanley & Co. Incorporated unless it elects not to act as such representative, (B) to pay the fees and expenses of only one counsel representing the Participating Broker-Dealers, which shall be counsel to the Placement Agents unless such counsel elects not to so act and (C) to cause to be delivered only one, if any, "cold comfort" letter with respect to the Prospectus in the form existing on the last Exchange Date and with respect to each subsequent amendment or supplement, if any, effected during the period specified in clause (i) above.

                  (c) The Placement Agents shall have no liability to GST Funding, GST USA, GST or any Holder with respect to any request that it may make pursuant to Section 4(b) above.

                  5. INDEMNIFICATION AND CONTRIBUTION.

                  (a) Each of GST Funding, GST USA and GST agrees, jointly and severally, to indemnify and hold harmless the Placement Agents, each Holder and each Person, if any, who controls the Placement Agents or any Holder within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act, or is under common control with, or is controlled by, the Placement Agents or any Holder, from and against all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred by the Placement Agents, any Holder or any such controlling or affiliated Person in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) pursuant to which Exchange Notes or Registrable Notes were registered under the 1933 Act, including all documents incorporated therein by reference, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or caused by any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (as amended or supplemented if GST Funding, GST USA or GST shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to the Placement Agents or any Holder furnished to GST Funding, GST USA or GST in writing by the Placement Agents or any selling Holder expressly for use therein. In connection with any Underwritten Offering permitted by Section 3 hereof, GST Funding, GST USA and GST will also indemnify the Underwriters, if any, selling brokers, dealers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls such Persons (within the meaning of the 1933 Act and the 1934 Act) to the same extent as provided above with respect to the indemnification of the Holders, if requested in connection with any Registration Statement.

                  (b) Each Holder agrees, severally and not jointly, to indemnify and hold harmless GST Funding, GST USA and GST, the Placement Agents and the other selling Holders, and each of their respective directors, officers who sign the Registration Statement and each Person, if any, who controls GST Funding, GST USA or GST, the Placement Agents and any other selling Holder within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act to the same extent as the foregoing indemnity from GST Funding, GST USA and GST to the Placement Agents and the Holders, but only with reference to information relating to such Holder furnished to GST Funding, GST USA or GST in writing by such Holder expressly for use in any Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto).

                  (c) In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to either paragraph (a) or paragraph (b) above, such Person (the "indemnified party") shall promptly notify the Person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (a) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Placement Agents and all Persons, if any, who control the Placement Agents within the meaning of either
Section 15 of the 1933 Act or Section 20 of the 1934 Act, (b) the fees and expenses of more than one separate firm (in addition to any local counsel) for GST Funding, GST USA and GST, their directors, their officers who sign the Registration Statement and each Person, if any, who controls GST Funding, GST USA or GST within the meaning of either such Section and (c) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Holders and all Persons, if any, who control any Holders within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred. In such case involving the Placement Agents and Persons who control the Placement Agents, such firm shall be designated in writing by Morgan Stanley & Co. Incorporated. In such case involving the Holders and such Persons who control Holders, such firm shall be designated in writing by the Majority Holders. In all other cases, such firm shall be designated by GST. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but, if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party for such fees and expenses of counsel in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which such indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                  (d) If the indemnification provided for in paragraph (a) or paragraph (b) of this Section 5 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of GST Funding, GST USA, GST and the Holders shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by GST Funding, GST USA, GST or by the Holders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Holders' respective obligations to contribute pursuant to this Section 5(d) are several in proportion to the respective principal amount of Registrable Notes of such Holder that were registered pursuant to a Registration Statement.

                  (e) GST Funding, GST USA, GST, and each Holder agree that it would not be just or equitable if contribution pursuant to this Section 5 were determined by PRO RATA allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 5, no Holder shall be required to indemnify or contribute any amount in excess of the amount by which the total price at which Registrable Notes were sold by such Holder exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 5 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

                  (f) The indemnity and contribution provisions contained in this Section 5 shall remain operative and in full force and effect regardless of
(i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Placement Agents, any Holder or any person controlling the Placement Agents or any Holder, or by or on behalf of GST Funding, GST USA, GST, their officers or directors or any person controlling GST Funding, GST USA or GST, (iii) acceptance of any of the Exchange Notes and (iv) any sale of Registrable Notes pursuant to a Shelf Registration Statement.

                  6. MISCELLANEOUS.

                  (a) NO INCONSISTENT AGREEMENTS. None of GST Funding, GST USA or GST has entered into, and on or after the date of this Agreement will enter into, any agreement which is inconsistent with the rights granted to the Holders of Registrable Notes in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of GST Funding's, GST USA's or GST's other issued and outstanding securities under any such agreements.

                  (b) AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless GST Funding, GST USA and GST have obtained the written consent of Holders of at least a majority in aggregate principal amount of the outstanding Registrable Notes affected by such amendment, modification, supplement, waiver or consent; PROVIDED, HOWEVER, that no amendment, modification, supplement, waiver or consents to any departure from the provisions of Section 5 hereof shall be effective as against any Holder of Registrable Notes unless consented to in writing by such Holder.

                  (c) NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery (i) if to a Holder, at the most current address given by such Holder to GST Funding, GST USA and GST by means of a notice given in accordance with the provisions of this Section 6(c), which address initially is, with respect to the Placement Agents, the address set forth in the Placement Agreement; and (ii) if to GST Funding, initially at GST Funding's address set forth in the Indenture and thereafter at such other address, notice of which is given in accordance with the provisions of this
Section 6(c); and if to GST USA, initially at GST USA's address set forth in the Indenture and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 6(c); and if to GST, initially at GST's address set forth in the Indenture and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 6(c).

                  All such notices and communications shall be deemed to have been duly given at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next business day if timely delivered to an air courier guaranteeing overnight delivery.

                  Copies of all such notices, demands, or other communications shall be concurrently delivered by the person giving the same to the Trustee, at the address specified in the Indenture.

                  (d) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; PROVIDED that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Notes in violation of the terms of the Placement Agreement. If any transferee of any Holder shall acquire Registrable Notes, in any manner, whether by operation of law or otherwise, such Registrable Notes shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Notes such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such person shall be entitled to receive the benefits hereof. The Placement Agents (in their capacity as Placement Agents) shall have no liability or obligation to GST Funding, GST USA or GST with respect to any failure by a Holder to comply with, or any breach by any Holder of, any of the obligations of such Holder under this Agreement.

                  (e) PURCHASES AND SALES OF NOTES. GST Funding, GST USA and GST shall not, and shall use their best efforts to cause their affiliates (as defined in Rule 405 under the 1933 Act) not to, purchase and then resell or otherwise transfer any Notes.

                  (f) RATING OF NOTES. GST Funding, GST USA and GST shall cause the Notes or the Exchange Notes, as the case may be, to be rated by Moody's Investors Service, Inc. or Standard & Poor's Corporation within 18 months of the Closing Date.

                  (g) THIRD PARTY BENEFICIARY. The Holders shall be third party beneficiaries to the agreements made hereunder between GST Funding, GST USA and GST, on the one hand, and the Placement Agents, on the other hand, and each Holder shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of Holders hereunder.

                  (h) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (i)  HEADINGS.   The  headings  in  this   Agreement  are  for
convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (j) DESIGNATION OF PROCESS AGENT; SUBMISSION TO JURISDICTION. Each of GST Funding, GST USA and GST hereby (i) acknowledges that it has irrevocably designated and appointed Olshan Grundman Frome & Rosenzweig LLP, 505 Park Avenue, New York, New York 10022, Attention: David Adler, Esq. (together with any successor, the "Process Agent"), as its authorized agent upon which process may be served in any suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated herein that may be instituted in any federal or state court in the State of New York, or brought under federal or state securities laws, and acknowledges that the Process Agent has accepted such designation, (ii) agrees that service of process upon the Process Agent and written notice of such service to GST Funding, GST USA or GST, as the case may be (mailed or delivered to GST's Chief Executive Officer at its principal office at 4317 N.E. Thurston Way, Vancouver, Washington 98662), shall be deemed in every respect effective service of process upon GST Funding, GST USA or GST, as the case may be, in any such suit, action or proceeding and (iii) agrees to take any and all action, including the execution and filing of any and all such documents and instruments as may be necessary to continue such designation and appointment of the Process Agent in full force and effect so long as any of the Notes shall be outstanding. Each of GST Funding, GST USA and GST hereby agrees to submit to the nonexclusive jurisdiction of any federal or state court in the State of New York in any such suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated herein.

                  (k) WAIVER OF IMMUNITY. To the extent that GST has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, it hereby irrevocably waives such immunity in respect of its obligations under this Agreement, to the extent permitted by law.

                  (l) GOVERNING LAW. This Agreement shall be governed by the laws of the State of New York.

                  (m)  SEVERABILITY.  In the  event  that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                    GST TELECOMMUNICATIONS, INC.

                                    By /s/ Stephen Irwin
                                      ---------------------------------
                                      Name:  Stephen Irwin
                                      Title: Vice Chairman and Secretary

                                    GST USA, INC.


                                    By  /s Stephen Irwin
                                      ---------------------------------
                                      Name:  Stephen Irwin
                                      Title: Senior Vice President

                                    GST EQUIPMENT FUNDING, INC.


                                    By  /s Stephen Irwin
                                      ---------------------------------
                                      Name:  Stephen Irwin
                                      Title: Senior Vice President


Confirmed and accepted as
of the date first above written:

MORGAN STANLEY & CO. INCORPORATED
DILLON, READ & CO. INC.
TD SECURITIES (USA) INC.

By Morgan Stanley & Co. Incorporated

By /s/ James Avery
  ---------------------------------
  Name:  James Avery
  Title: Vice President